                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2002



                             HEWLETT-PACKARD COMPANY
             (Exact name of Registrant as specified in its charter)


           DELAWARE                             1-4423                     94-1081436
(State of other jurisdiction of        (Commission File Number)          (I.R.S. Employee
 incorporation or organization)                                       Identification Number)

                               3000 HANOVER STREET
                               PALO ALTO, CA 94034
                    (Address of principal executive offices)

                                 (650) 857-1501
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

On March 22, 2002, Hewlett-Packard Company, a Delaware corporation (the "Company"), through its indirect subsidiary, consummated an exchange offer to acquire all the outstanding common shares of Indigo N.V., a corporation organized under the laws of The Netherlands ("Indigo"), pursuant to the terms of the previously reported Offer Agreement, dated September 6, 2001, as amended (the "Exchange Offer"). A copy of the press release announcing the final tabulation and proration calculations in connection with the Exchange Offer and issued by the Company on March 28, 2002, is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1     Press release of Hewlett-Packard Company, issued on March 28,
                  2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEWLETT-PACKARD COMPANY


Date:  March 29, 2002                            By:  /s/  Charles N. Charnas
                                                      ------------------------
                                                        Charles N. Charnas
                                                        Assistant Secretary

                                  EXHIBIT INDEX

         99.1     Press release of Hewlett-Packard Company, issued on March 28,
                  2002.